Exhibit 99.2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PRELIMINARY PROXY CARD DATED APRIL 7, 2026 SUBJECT TO COMPLETION V94782-TBD 1. To adopt the Agreement and Plan of Merger, dated as of February 23, 2026, by and among CECO Environmental Corp., a Delaware corporation (“CECO”), Longhorn Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of CECO (“Merger Sub Inc.”), Longhorn Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of CECO (“Merger Sub LLC”), and Thermon Group Holdings, Inc. (“Thermon”) (as that agreement may be amended from time to time, the “merger agreement”), pursuant to which (a) Merger Sub Inc. will merge with and into Thermon, with Thermon surviving as a wholly owned subsidiary of CECO (the “first merger” and the surviving entity, the “surviving corporation”), and (b) immediately following the first merger, the surviving corporation will merge with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity (together with the first merger, the “mergers”). 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Thermon’s named executive officers in connection with the mergers. 3. To approve the adjournment of the Thermon special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the time of the Thermon special meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain ! ! ! ! ! ! ! ! ! THERMON GROUP HOLDINGS, INC. THERMON GROUP HOLDINGS, INC. C/O BROADRIDGE CORPORATE ISSUER SERVICES INC. P.O. BOX 1342 BRENTWOOD, NY 11717 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by [TBD] on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/[TBD] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by [TBD] on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. V94783-TBD THERMON GROUP HOLDINGS, INC. 7171 Southwest Parkway Building 300, Suite 200 Austin, Texas 78735 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Bruce Thames and Jan Schott as proxies, each with full power of substitution, to represent and vote as directed and permitted on the reverse side, all the shares of Common Stock of Thermon Group Holdings, Inc. held of record by the undersigned on [TBD], at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/[TBD], on [TBD], 2026, at [TBD], Central Time, or any adjournment or postponement thereof, upon the matters set forth in the Joint Proxy Statement/Prospectus for the Special Meeting of Stockholders and, in their judgment and discretion, upon such other business as may properly come before the Special Meeting of Stockholders. Any and all proxies heretofore given are hereby revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE. IF NO SUCH DIRECTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE THERMON BOARD AND, THEREFORE, “FOR” THE THERMON MERGER PROPOSAL, “FOR” THE THERMON COMPENSATION PROPOSAL AND “FOR” THE THERMON ADJOURNMENT PROPOSAL. Continued and to be signed on reverse side